                           VAN KAMPEN TAX FREE TRUST,
                            ON BEHALF OF ITS SERIES,
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    SUPPLEMENT DATED AUGUST 24, 2007 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED JANUARY 31, 2007
                             AND THE CLASS I SHARES
                       PROSPECTUS DATED JANUARY 31, 2007,
              EACH AS PREVIOUSLY SUPPLEMENTED ON JANUARY 31, 2007

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     Effective August 27, 2007, Van Kampen Strategic Municipal Income Fund will reopen to new investors. All requirements and conditions for the purchase of shares as described in the Fund's Prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  STMISPT2  8/07